UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   February 4, 2003


                          Alliant Energy Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Wisconsin                    1-9894                    39-1380265
---------------            ----------------          -------------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)               Identification No.)
incorporation)


                4902 N. Biltmore Lane, Madison, Wisconsin 53718
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                 (608) 458-3311
                        -------------------------------
                        (Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits.  The following exhibit is being furnished herewith:
                 --------

                 (99.1)  Alliant  Energy   Corporation   Press  Release  dated
                         February 4, 2003.

Item 9.    Regulation FD Disclosure.
------     ------------------------

           On February 4, 2003, Alliant Energy Corporation issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2002. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

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

                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ALLIANT ENERGY CORPORATION



Date:  February 4, 2003       By: /s/ John E. Kratchmer
                                  -----------------------------------
                                  John E. Kratchmer
                                    Vice President-Controller and
                                    Chief Accounting Officer

                          ALLIANT ENERGY CORPORATION

                  Exhibit Index to Current Report on Form 8-K
                            Dated February 4, 2003


Exhibit
Number
------

(99.1)     Alliant Energy Corporation Press Release dated February 4, 2003.



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